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                                                                  EXHIBIT 10.4.9

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

       This Fourth Amendment to Amended and Restated Credit Agreement (this "Agreement") is made as of July 15, 1998 by and between BITSTREAM INC., a Delaware corporation with a place of business at 215 First Street, Cambridge, Massachusetts 02142 (the "Borrower") and BANKBOSTON, N.A., successor by merger with BayBank, N.A., formerly known as BayBank, with an address at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank").

       WHEREAS, the Bank and the Borrower have entered into a loan arrangement as of July 14, 1995, evidenced by, among other documents (the "Loan Documents"), a certain Credit Agreement dated as of July 14, 1995 by and between Borrower and Bank, as amended and restated by a certain Amended and Restated Credit Agreement dated March 18, 1996, as amended by a certain First Amendment to Amended and Restated Credit Agreement dated June 28, 1996, as amended by a certain Second Amendment to Amended and Restated Credit Agreement dated August 29, 1997, as amended by a certain Third Amendment to Amended and Restated Credit Agreement dated March 20, 1998 (as amended, the "Credit Agreement"). Terms used but not defined herein are used with the meanings ascribed to them in the Credit Agreement.

       WHEREAS, the Borrower has requested, and the Bank has agreed, to amend certain terms of the Loan Documents, as more particularly set forth herein.

       NOW THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree, effective as of the date hereof, as follows:

            The Credit Agreement shall be amended by deleting the following text appearing as Section 9.1 on Page 30 thereof:

                  "9.1 PROFITABILITY. The Borrower shall not incur an operating loss of greater than: (i) $1,000,000.00 for fiscal year 1997, exclusive of acquisition and non-recurring charges incurred during the second quarter of 1997, and (ii) $500,000.00 for the first two quarters of fiscal 1998."

      and substituting in lieu thereof the following text:

                  "9.1 PROFITABILITY. The Borrower shall not incur an operating loss of greater than: (i) $1,000,000.00 for fiscal year 1997, exclusive of acquisition and non-recurring charges incurred during the second quarter of 1997, and (ii) $2,800,000.00 for the first two quarters of fiscal 1998."

            CONDITIONS. The effectiveness of this Agreement shall be subject to the compliance by the Borrower with its representations, warranties, covenants and agreements contained herein and in the Loan Documents after giving effect to the amendments thereto contemplated hereby, and to the prior satisfaction of the following further conditions:

                  CORPORATE DUE DILIGENCE. The Borrower shall deliver to the
            Bank evidence that all necessary corporate actions in connection with the making of this Agreement and the transactions contemplated hereby and thereby have been taken by the Borrower.

                  BANK'S EXPENSES. The Borrower shall pay all of the Bank's
            reasonable out-of-pocket expenses, including the attorneys' fees


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            and disbursements of the Bank's counsel, Riemer & Braunstein, in connection with this Agreement, the transactions contemplated hereby and the matters referred to herein and the Loan Documents.

                  GENERAL. All instruments and legal and corporate proceedings in connection with this Agreement and the transactions contemplated hereby shall be satisfactory in form and substance to the Bank and its counsel, and the Bank and its counsel shall have received copies of all documents, including records of corporate authority, which the Bank and its counsel may have requested in connection therewith.

            REPRESENTATIONS AND WARRANTIES. The Borrower hereby represent and warrants that:

                  AUTHORITY.  The Borrower  has taken all action  necessary to enter into this Agreement and all agreements and instruments executed by the Borrower in connection herewith.

                  INCORPORATION OF REPRESENTATIONS AND WARRANTIES. The
            representations and warranties set forth in each of the Loan Documents, after giving effect to the within amendments, are true and correct on and as of the date hereof.

                  NO  DEFAULT,  ETC.  No breach of any of the Loan  Documents, as amended by this Amendment, exists on the date hereof.

            COVENANTS AND AGREEMENTS. The Borrower hereby reaffirms each of the covenants and agreements of the Borrower set forth in each of the Loan Documents. As hereby amended, the Loan Documents are hereby ratified and confirmed in all respects.

            MISCELLANEOUS. The invalidity or uneforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

      This Agreement may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.



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      Executed as a sealed instrument as of the day and year first written above.

WITNESS:                         BITSTREAM INC.


/s/ Paul Trevithick              By: /s/ Anna Chagnon
    ----------------                 ----------------
                                 Name: Anna Chagnon


                                 Title: Vice President, Finance And
                                        Administration


WITNESS:                         BANKBOSTON, N.A.


                                 By:
----------------------              ---------------------------------
                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------



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